SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 16, 2003

The St. Paul Companies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

001-10898	41-0518860
(Commission File Number)	(IRS Employer Identification No.)

385 Washington Street Saint Paul, MN	55102
(Address of Principal Executive Offices)	(Zip Code)

(651) 310-7911
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
_________________

Item 5. Other Events.

     On November 16, 2003, The St. Paul Companies, Inc., a Minnesota corporation (“The St. Paul”), and Travelers Property Casualty Corp., a Connecticut corporation (“Travelers”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), a copy of which is attached hereto as Exhibit 2.1.

     A joint press release announcing the entering into of the Merger Agreement was issued on November 17, 2003. The information contained in the press release is incorporated herein by reference. The press release is attached hereto as Exhibit 99.1.

Item 7(c). Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated as of November 16, 2003, by and among The St. Paul, Travelers and Adams Acquisition Corp. (Schedules omitted).

99.1	Joint press release dated November 17, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: November 17, 2003

THE ST. PAUL COMPANIES, INC.

By:	/s/ Bruce A. Backberg

	Name:	Bruce A. Backberg
	Title:	Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated as of November 16, 2003, by and among The St. Paul, Travelers and Adams Acquisition Corp. (Schedules omitted).

99.1	Joint press release dated November 17, 2003.